LIBERTY VARIABLE INVESTMENT TRUST
                  Colonial Global Equity Fund, Variable Series
             Colonial International Fund for Growth, Variable Series
              Colonial International Horizons Fund, Variable Series
              Colonial High Yield Securities Fund, Variable Series
                Stein Roe Global Utilities Fund, Variable Series

                            Supplement to Prospectus
                                Dated May 1, 2002

1. The section TRUST MANAGEMENT ORGANIZATIONS; INVESTMENT SUB-ADVISORS AND PORTFOLIO MANAGERS; COLONIAL is revised as follows:

James M. McAlear, a vice president of Colonial, has co-managed the Global Equity Fund, the International Fund and the International Horizons Fund since February, 2003. Mr. McAlear has been associated with Colonial and its affiliates since 1992 and specializes in international portfolio management and research. Mr. McAlear received an M.A. degree from Michigan State University and has over 30 years of investment experience.

June M. Giroux, CFA, a vice president of Colonial and a member of its High Yield Portfolio Management Team, has co-managed the High Yield Fund since February, 2003. Ms. Giroux joined Colonial in September, 2000 as a senior research analyst specializing in the energy, information technology, and packaging industries, as well as in special situations. Prior to joining Colonial, Ms. Giroux was a vice president and senior high yield analyst at State Street Research & Management from March, 1996 to August, 2000.

Kevin L. Cronk, CFA, a vice president of Colonial and a member of its High Yield Portfolio Management Team, has co-managed the High Yield Fund since February, 2003. Mr. Cronk joined Colonial in August, 1999 as a senior research analyst specializing in the chemicals, healthcare and telecom industries. Prior to joining Colonial, Mr. Cronk was an investment associate in the High Yield Group at Putnam Investments from May, 1996 to July, 1999.

Thomas A. LaPointe, CFA, a vice president of Colonial and a member of its High Yield Portfolio Management Team, has co-managed the High Yield Fund since
February, 2003. Mr. LaPointe joined Colonial in February, 1999 as a senior member of the Fixed Income Department's research group and has provided high yield analytical support to mutual funds investing in the metals, gaming and European telecom industries. Prior to joining Colonial, Mr. LaPointe was a convertible arbitrage analyst at the Canadian Imperial Bank of Commerce from April, 1998 to February, 1999.

2. The section TRUST MANAGEMENT ORGANIZATIONS; INVESTMENT SUB-ADVISORS AND PORTFOLIO MANAGERS; STEIN ROE is revised as follows:

James M. McAlear, a vice president of Stein Roe, has co-managed the Global Utilities Fund since February, 2003. Mr. McAlear has been associated with Stein Roe and its affiliates since 1992 and specializes in international portfolio management and research. Mr. McAlear received an M.A. degree from Michigan State University and has over 30 years of investment experience.

Edward Paik, a vice president of Stein Roe, has co-managed the Global Utilities Fund since January, 2003. Mr. Paik has been an associate manager of the Fund since May, 2002 and has been a research analyst since March, 2000. Prior to joining Stein Roe and its affiliates, Mr. Paik was an equity research analyst in global utilities for Lehman Brothers from 1996 to 2000.


March 3, 2003